SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                -----------------

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): April 8, 2004

                               Optimal Group Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                     Canada
                 (State or Other Jurisdiction of Incorporation)

                     0-28572                        98-0160833
           (Commission File Number)     (IRS Employer Identification No.)

         4700 de la Savane, Suite 101, Montreal, Quebec, Canada H4P 1T7
          (Address of Principal Executive Offices, Including Zip Code)

                                 (514) 738-8885
              (Registrant's Telephone Number, Including Area Code)

ITEM 9. REGULATION FD DISCLOSURE

On April 8, 2004, the registrant issued a press release. A copy of the press release is attached hereto as Exhibit 99.

The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

                                   SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2004                     Optimal Group Inc.
                                         (Registrant)


                                         By: Holden L. Ostrin
                                             -----------------------------------
                                             Holden L. Ostrin
                                             Co-Chairman

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                         Exhibit Index
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Exhibit 99               Press Release dated April 8, 2004
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